UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2008
MEDCO HEALTH SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-31312	22-3461740
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Parsons Pond Drive, Franklin Lakes, NJ	07417
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 201-269-3400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On March 13, 2008, Medco Health Solutions, Inc. (“Medco”) entered into an Underwriting Agreement with the underwriters named therein pursuant to which Medco will issue $300,000,000 million aggregate principal amount of 6.125% Notes due 2013 (the “2013 Notes”) and $1,200,000,000 million aggregate principal amount of 7.125% Notes due 2018 (the “2018 Notes”, and together with the 2013 Notes, the “Notes”), upon the terms and conditions set forth therein. The Notes will be governed by the terms of an Indenture between Medco and U.S. Bank Trust National Association, as Trustee, which is expected to be dated as of March 18, 2008 (the “Indenture”), the expected closing date of the issuance of the Notes. Medco intends to use the net proceeds from the sale of the Notes to repay borrowings under Medco’s senior unsecured revolving credit facility used to fund the acquisition of PolyMedica, which was described in Part II, Item 7 of Medco’s Annual Report on Form 10-K for the fiscal year ended December 29, 2007 filed on February 19, 2008.
     Interest on the 2013 Notes will accrue from March 18, 2008 at the rate of 6.125% per year and interest on the 2018 Notes will accrue from March 18, 2008 at the rate of 7.125% per year, in the case of the Notes due 2018. Interest on the Notes will be payable semi-annually on March 15 and September 15 of each year, commencing September 15, 2008. The 2013 Notes will mature on March 18, 2013 and the 2018 Notes will mature on March 18, 2018. The Notes are senior unsecured debt obligations of Medco and will rank equally in right of payment among themselves and with all of Medco’s other present and future senior unsecured indebtedness.
     The Notes have been registered under the Securities Act of 1933 (the “Act”) pursuant to a Registration Statement on Form S-3 (No. 333-149655) (the “Registration Statement”) previously filed with the Commission by Medco under the Act. A copy of the Underwriting Agreement is filed as an exhibit hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     Medco hereby files the following exhibits to, and incorporates such exhibits by reference in, the Registration Statement which was filed on March 12, 2008 and supplemented by the Prospectus Supplement dated March 13, 2008, or otherwise pursuant to requirements of Form 8-K:

1.1	Underwriting Agreement, dated March 12, 2008

5.1	Opinion of Sullivan & Cromwell LLP

8.1	Opinion of Sullivan & Cromwell LLP

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1)

99.1	Information relating to Item 14 of the Registration Statement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCO HEALTH SOLUTIONS, INC.
Date: March 17, 2008	By:	/s/ Thomas M. Moriarty
Thomas M. Moriarty
General Counsel, Secretary and Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 12, 2008

5.1	Opinion of Sullivan & Cromwell LLP

8.1	Opinion of Sullivan & Cromwell LLP

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1)

99.1	Information relating to Item 14 of the Registration Statement